Leading Innovation in Glaucoma Leading Innovation in Glaucoma The Next Generation The Next Generation Company Overview December 4, 2013 Exhibit 99.2

Important Information
Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical data results for our AR-13324 product candidate relate to the results in our Phase 2 clinical trials. Our product candidate PG324 has only been tested in preclinical animal models.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,”
“intends,” “estimates,” “targets,” “projects” or similar expressions are intended to identify these forward-
looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-
looking statements. These risks and uncertainties are described more fully in our prospectus filed with the SEC on October 28, 2013, particularly in the sections titled “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operation.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

•
Large Market Opportunity - $4.5B US/EU/JP Market
-
Significant unmet needs - 50% of patients require more than one drug
-
No PGA fixed-combination products approved in the US
•
Proprietary, Differentiated First-in-Class Glaucoma Pipeline
-
Both ROCK & NET inhibition - First new MOAs in two decades
•
AR-13324: Novel Dual-Action, Once-Daily Therapy
-
Phase 3 expected to begin mid-2014; efficacy data expected mid-2015
-
NDA filing expected by mid-2016
•
PG324: Breakthrough Triple-Action, Once-Daily Therapy
-
Fixed combination of AR-13324 and PGA latanoprost
-
Phase 2b data expected mid-2014; Phase 3 readiness expected mid-2015
•
All Products Developed Internally - Own Class & Compounds
-
Patent protection through at least 2030 in the US
-
All rights retained with no partnerships
Aerie –
Aerie –
Next Generation in Glaucoma Therapies
Next Generation in Glaucoma Therapies

Aerie Strategy Overview
Aerie Strategy Overview
Establish Commercial
Capabilities
Expand Commercial
Offerings
Maximize Portfolio
Value Ex-US
• Explore partnership opportunities outside US
through collaborations & licensing
• Global reach to Europe, Japan and emerging
markets
• Build own US commercial infrastructure with ~100
sales representatives
• Target ~10,000 high-prescribing eye care
professionals
•
Explore additional ophthalmic product
candidates
Advance First-in-Class
Glaucoma Treatments
• AR-13324 Phase 3 efficacy results expected mid-2015;
NDA filing expected mid-2016
• PG324 Phase 2b results expected mid-2014; Initiate
prep for Phase 3 trials mid 2014-2015

ISTA Pharmaceuticals ALLERGAN COMBICHEM LAB

OMEROS ISTA Pharmaceuticals ALLERGAN

BAUSCH + LOMB NEXIS VISION

EXELIXIS Ercole Biotech

medco IBM pwc

ALLERGAN eyetech ISTA Pharmaceuticals Pfizer Genentech Celgene REGENERON Alcon

TPG BIOTECH AltaPartners clarus Ventures SOFINNOVA VENTURES OSAGE VENTURES

Aerie’s Experienced Leadership Team
Aerie’s Experienced Leadership Team
Executive Team
Vince Anido, Jr., PhD
Chairman & CEO
Thomas Mitro
President & COO
Brian Levy, OD, MSc
CMO
Casey Kopczynski, PhD
CSO
Richard Rubino
CFO
Board Experience
Investors

•
Discovered new Rho Kinase Inhibitors
and the novel
Dual-Action ROCK/NET Inhibitor drug class
-
>1,500 ROCK and ROCK/NET inhibitors screened and
characterized
Pursued parallel clinical development of two franchises to
allow data driven selection of best product candidates
•
Dual-Action AR-13324 franchise selected for future
development
-
Superior efficacy profile in clinic
-
Longer duration of action
-
10-160x more potent than previous clinical stage ROCK inhibitors
-
Superior safety profile in long-term ocular toxicology study
-
Consistent IOP lowering regardless of baseline IOP
Aerie is a Leader in Rho Kinase R&D
Aerie is a Leader in Rho Kinase R&D
ROCK/NET: Rho Kinase / Norepinephrine Transporter

Preclinical
IND
Phase 1/2a
Phase 2b
Phase 3
NDA
AR-13324
ROCK/NET Inhibitor
PG324
Combination AR-13324 + Latanoprost
AR-13533
ROCK/NET 2nd Generation

7 Aerie’s Pipeline is Advancing Rapidly Dual-Action 2014 Triple-Action P2b 2014 P3 Prep To mid 2015 2016 Dual-Action Clinical Trials for Glaucoma Recruit Quickly and Have Clear Endpoints

8 Glaucoma Market

Largest Rx market in ophthalmology
-
US 28.5M Rx; annual US sales $1.9B ($4.5B US/EU/JP)
2.2M glaucoma patients in the US and growing due to
aging of population
-
Glaucoma is a leading cause of blindness in US and WW
~50% of patients use multiple medications to control
disease – compliance and tolerability are issues
No drugs launched with new MOA in the past 20 years
Significant Glaucoma Market Opportunities

Once-Daily
Triple-Action
PG324

Once-Daily
Dual-Action
AR-13324

Latanoprost, 27%
Travoprost, 12%
Bimatoprost, 11%
BB, 15%
BB Fixed Combo, 14%
AA, 14%
CAI, 6%

Currently Prescribed Glaucoma Therapies
Once Daily
2-3 Times
Daily
Non-PGA
Market
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Half of TRx are Written for Non-PGA Products
US Glaucoma Market
IMS TRx data, FY 2012
PGA
Market

increase
Inflow (fluid production)
AA, BB, CAI
decrease
increase
Novel Dual- and Triple-Action Products Address
All IOP Control Mechanisms
Triple Action
PG324
Outflow
Secondary Drain
(Uveoscleral)
Outflow
Primary Drain
(Trabecular Meshwork)

The Competitive Landscape
Clinical
Efficacy
Dosing/
Day
Tolerability
Peak Product
Sales*
(US/EU)
Targeting
Diseased
Tissue
PGA High 1x
Hyperemia
Iris Color
$1.7B No
Beta
Blocker
Moderate 2x
Cardiopulmonary
Contraindications
>$500M No
CAI Low 2 - 3x
Sulfonamide
Contraindication
Bitter Taste
>$500M No
Alpha
Agonist
Low 2 - 3x
Allergy
Drowsiness
>$400M No
AR-13324
High;
Moderate
1x Hyperemia Yes
PG324
Potentially
Highest
1x TBD Yes
* Peak sales for best-in-class franchise

New MOAs		
AR-13324 (Aerie)	ROCK/NET inhibitor (qd)	Phase 2b
K-115 (Kowa)	ROCK inhibitor (bid)	Phase 3 (Japan)
AMA0076 (Amakem)	ROCK inhibitor (bid)	Phase 2a
INO-8875 (Inotek)	Adenosine-A1 agonist (bid)	Phase 2
LX7101 (Lexicon)	LIMK2 inhibitor (bid)	Phase 1/2
SYL040012 (Sylentis)	RNAi beta blocker (bid)	Phase 2

New PGAs		
BOL-303259 (B+L)	NO donating latanoprost (qd)	Phase 3
DE-117 (Santen)	EP2 agonist (qd)	Phase 2a
ONO-9054 (Ono)	FP/EP3 agonist (qd)	Phase 1

aerie pharmaceuticals, inc.

13 New PGAs - not usable as add-on to current PGAs Glaucoma Competitors in Pipeline AR-13324 is the only new MOA drug dosed once-daily

Single drop, once-daily
1 drug - 2 MOAs
Well tolerated; no systemic
drug-related AEs
Efficacy expected to be
current non-PGA drugs
Single drop, once-daily
Combination of 2 drugs -
3 MOAs
Well tolerated; no systemic
drug-related AEs
Efficacy expected to be superior
to PGA monotherapy
AR-13324 Dual-Action PG324 Triple-Action
Future non-PGA drug of choice
Future drug of choice for all
glaucoma patients
Aerie Franchise: Highly Differentiated
Product Profiles
PGA: Prostaglandin Analogue

15 New Dual-Action Drug Class: AR-13324

Normal Eye
Eye with Glaucoma
Build Up of Aqueous Humor Fluid
Trabecular Meshwork
PRESSURE
Damage to the optic nerve

About Open-Angle Glaucoma
*Early Manifest Glaucoma Trial (Heijl, 2002; Leske, 2003); Ocular Hypertension Treatment Study (Kass, 2002)
•
Open-angle glaucoma is a progressive, irreversible and
chronic disease of the eye
-
Typical patient age >60 years
•
Elevated intraocular pressure
(IOP) can lead to loss of vision
and eventual blindness
•
Lowering IOP slows or halts
progression
-
5 mmHg IOP reduction reduces
risk of disease progression by 50%*
•
Cause of elevated IOP is degeneration of primary fluid
drain (trabecular meshwork)

~80% of Glaucoma IOPs Are    26 mmHg
at Time of Diagnosis
Baseline IOP
(mmHg)
Percentage of POAG
Patients Identified
Cumulative Percentage
< 15 13% 13%
16-18 24% 37%
19-21 22% 59%
22-24 19% 78%
25-29 10% 88%
30-34 9% 97%
35 3% 100%
10,444 individuals were screened for the prevalence of Primary Open-Angle Glaucoma (POAG)
Baltimore Eye Survey

IOP mmHg + SEM
29
27
25
23
21
19
17
15
13
25.8 25.6 25.5
19.8 19.5 18.4
20.2 20.0 18.7
Baseline
Day 14
Day 28
0.01% AR-13324
0.02% AR-13324
Latanoprost

Δ IOP mmHg
0
-1
-2
-3
-4
-5
-6
-7
-8
D7 D14 D28
-6.0 -6.3 -5.9
0.02% AR-13324 q.d.

≥

AR-13324 Demonstrated Strong IOP Lowering
AR-13324 Demonstrated Strong IOP Lowering
in Phase 2b
in Phase 2b
Once-daily PM dosing of
0.02% AR-13324 is highly
effective
- IOP -5.7 and -6.2 mmHg  on
D28 and D14
- Consistent efficacy through
D28
AR-13324 efficacy results
current non-PGA drugs
Favorable tolerability profile
No systemic side effects
Diurnal Average IOP - Entry IOP 22-36 mmHg  (n=221)
13 glaucoma NCEs advanced from Phase 2 to Phase 3
since 1970s - All approved
AR-13324 Efficacy at 8 AM

The only AR-13324 finding of note was hyperemia
- Scored as trace, mild or moderate, and transient for majority of patients
- No drug-related systemic adverse events
On last day of study (Day 28 at 8 AM), mild and moderate
conjunctival hyperemia was observed in 24% of AR-13324
0.02% patients and 11% of latanoprost patients
- Frequency of hyperemia decreased throughout the study for AR-13324 and increased for latanoprost
A 12-week study by Parrish et. al. (2003) compared the three most highly prescribed PGAs for frequency of hyperemia
- Latanoprost: 16% frequency
- Travoprost:  27% frequency
- Bimatoprost:  35% frequency
AMERICAN JOURNAL OF OPHTHALMOLOGY,  VOL. 135, NO. 5  (2003)
AR-13324 Phase 2b Safety and Tolerability

0
-1
-2
-3
-4
-5
-6
-7
-8
Δ IOP mmHg + SEM
-6.8
-5.7

–

0
-1
-2
-3
-4
-5
-6
-7
-8
Δ IOP mmHg + SEM
-5.9
-5.8

–

AR-13324 and latanoprost
clinically and statistically
equivalent in patients with
moderately elevated IOPs of
22 - 26 mmHg
Latanoprost loses ~1 mmHg
efficacy in patients with IOPs of
22 - 26 mmHg vs. 22 - 36 mmHg
AR-13324 maintains consistent
efficacy in patients with moderately
elevated IOPs
Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)
Differentiated AR-13324 Efficacy Profile
Differentiated AR-13324 Efficacy Profile
Informs Phase 3 Study Design
Informs Phase 3 Study Design
Baseline Baseline
22    36 mmHg 22    36 mmHg
(n=221) (n=221)
Baseline Baseline
22    26 mmHg 22    26 mmHg
(n=106) (n=106)
Full Patient Population
Moderately Elevated IOP
0.02%
AR-13324
0.02%
AR-13324
Latanoprost
Latanoprost

Latanoprost and Timolol Show Reduced Efficacy
Latanoprost and Timolol Show Reduced Efficacy
at Lower Baseline IOPs
at Lower Baseline IOPs
Latanoprost and timolol
lose 0.5 mmHg efficacy for
every 1 mmHg drop in
baseline IOP
Timolol less effective than
latanoprost at all baselines
AR-13324 equivalent/
non-inferior to latanoprost
at baselines 22 – 26 mmHg
Timolol is the standard
comparator for glaucoma
Phase 3 trials
Pooled data from three latanoprost registration studies.
Hedman and Alm; European Journal Ophthalmology;2000
0
-2
-4
-6
-8
-10
-12
-14
-16
Timolol (n = 369)
Latanoprost (n = 460)
16 18 20 22 24 26 28 30 32 34 36 38
Untreated diurnal IOP (mmHg)

AR-13324 Registration Trial Design
AR-13324 Registration Trial Design
Primary efficacy endpoint: IOP at all
time points through Day 90
Non-inferiority design vs. timolol
- 95% CI within 1.5 mmHg at all time points,
within 1.0 mmHg at a majority of time points
Planned entry IOP: Minimum
21 mmHg, maximum 26-30 mmHg
- FDA has agreed to Aerie proposal for entry IOPs
with no impact on label
- AR-13324 non-inferior to latanoprost at entry
IOPs of 22-26 mmHg in Phase 2b
Start mid-2014; 90 day safety and
efficacy data expected mid-2015;
NDA filing expected mid-2016
Phase 3 Protocol
Phase 3 Protocol
AR-13324 0.02%
AR-13324 0.02%
dosed QD PM
dosed QD PM
vs.
vs.
Timolol
Timolol
dosed BID
dosed BID
~1200 patients
~1200 patients
90 days efficacy
90 days efficacy
100 patients for 1 year
100 patients for 1 year
safety
safety

23 Triple-Action Fixed Combination: Triple-Action Fixed Combination: PG324 PG324

Triple-Action PG324 Combination Product
Triple-Action PG324 Combination Product
Ciliary Processes
Cornea
Uveoscleral
Outflow
Latanoprost
TM
Outflow
AR-13324 FIXED COMBINATION WITH
LATANOPROST
1. ROCK inhibition restores TM outflow
2. NET inhibition reduces fluid production
3. PGA receptor activation
increases uveoscleral
outflow
AR-13324
NET NET
RKI RKI
NET NET
RKI RKI

Change in IOP (mmHg) +SEM
Hours after first dose
1
0
-1
-2
-3
-4
-5
-6
-7
-8
0
8
16
24
32
40
48
56
64
72
80

PG324: Triple-Action Fixed Combination
PG324: Triple-Action Fixed Combination
First product to lower IOP through
all three known mechanisms
- Once-daily: 1 drop, 2 drugs, 3 MOAs
High efficacy in predictive
primate model
Human proof of concept
established in prior ROCKi/PGA
combination trials
- Demonstrated significant IOP
lowering beyond PGA alone
Potential for maximal medical
therapy in a single eye drop
Day 2 - No IOP
measured
Dose
Dose
Dose
Latanoprost
0.02% PG324
PG324 vs. Latanoprost, Primates (n=6/group)

PG324: A Breakthrough Triple-Action Product Candidate
PG324: A Breakthrough Triple-Action Product Candidate
AR-13324 formulated with market-leading latanoprost
- Latanoprost has largest prescription base in glaucoma
- Facilitates use as first-line therapy
- Eases switch from latanoprost monotherapy
Combinations constitute an important growth segment
of glaucoma market internationally
- US lags - no PGA fixed-combination glaucoma drugs in the US
- Powerful compliance rationale for life-long medication users
- Beneficial to payors and patients
Expected to be first PGA fixed-combination product in the US

- Primary efficacy endpoint: Mean diurnal IOP on Day 28
- Two concentrations of PG324 vs. AR-13324 0.02% and latanoprost
- Trial design similar to registration trial for fixed-dose combination
  - 1-3 mmHg superiority vs. components previously accepted by FDA
- Trial starts early 2014
- Data expected mid-2014

PG324 Phase 2b Clinical Trial Design
PG324 Phase 2b Clinical Trial Design
Phase 2b Protocol
Phase 2b Protocol
PG324 0.01%
PG324 0.01%
vs.
vs.
PG324 0.02%
PG324 0.02%
vs.
vs.
AR-13324 0.02%
AR-13324 0.02%
vs.
vs.
Latanoprost
Latanoprost
All dosed QD PM
All dosed QD PM
~300 patients
~300 patients
28 days
28 days

Key Milestones
Key Milestones
Early-2014: PG324
Start Phase 2b clinical trial
H1 2014 H1 2014 H2 2014 H2 2014
H2 2015 H2 2015
H1 2015 H1 2015
Mid-2014: AR-13324
Start Phase 3
registration trials
Mid-2014: PG324
Results from Phase
2b expected
Mid-2015: AR-13324
Efficacy results from
Phase 3 expected
H1 2016 H1 2016
Mid-2015: PG324
Phase 3-prep
Mid-2016: AR-13324
NDA filing expected

•
Large Market Opportunity - $4.5B US/EU/JP Market
-
Significant unmet needs - 50% of patients require more than one drug
-
No PGA fixed-combination products approved in the US
•
Proprietary, Differentiated First-in-Class Glaucoma Pipeline
-
Both ROCK & NET inhibition - First new MOAs in two decades
•
AR-13324: Novel Dual-Action, Once-Daily Therapy
-
Phase 3 expected to begin mid-2014; efficacy data expected mid-2015
-
NDA filing expected by mid-2016
•
PG324: Breakthrough Triple-Action, Once-Daily Therapy
-
Fixed combination of AR-13324 and PGA latanoprost
-
Phase 2b data expected mid-2014; Phase 3 readiness expected mid-2015
•
All Products Developed Internally - Own Class & Compounds
-
Patent protection through at least 2030 in the US
-
All rights retained with no partnerships
Aerie –
Aerie –
Next Generation in Glaucoma Therapies
Next Generation in Glaucoma Therapies